AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED OCTOBER 29, 2018 TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL

INFORMATION (“SAI”) EACH DATED MARCH 1, 2018 AS SUPPLEMENTED THROUGH

OCTOBER 1, 2018

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND
(Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

THIS SUPPLEMENT PROVIDES NEW INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS, AND SAI DESCRIBED ABOVE

On September 25, 2018, Manifold Fund Advisors, LLC (“MFA”), then the investment adviser to the Trust, recommended to the Trust’s Board of Trustees (“Board”) and its Independent Legal Counsel that the American Independence U.S. Inflation-Protected Fund (“AI TIPS Fund”) be liquidated on October 30, 2018.

The Board carefully considered MFA’s recommendation and, given the disruption a liquidation may cause to investors’ investment programs as well as other considerations, concluded that it would be in the AI TIPS Fund’s and its shareholders’ best interests to explore alternatives to liquidation.

On September 26, 2018, MFA tendered its resignation as investment adviser to the Trust and the AI TIPS Fund effective October 30, 2018. On October 1, 2018, MFA resigned as Administrator to the Trust and the AI TIPS Fund effective October 31, 2018. In addition, MFA suspended its voluntary funding of a cap on the AI TIPS Fund’s fees and expenses as of September 27, 2018, resulting in an increase in the AI TIPS Fund’s expense ratio. Updated fee and expense tables appear below. On October 1, 2018, the Board removed Darlene DeRemer, an “interested person ” of MFA, as a Trustee of the Trust. On October 2, 2018, the Trust and MFA mutually agreed to terminate the Investment Advisory Agreement and Administration Agreement effective the close of business October 2, 2018.

On October 12, 2018, the Board approved an interim Investment Advisory Agreement between the Trust and BNP PARIBAS ASSET MANAGEMENT USA, Inc. (“BNPP AM”), which previously served as sub-adviser to the AI TIPS Fund, to ensure the continued management of the AI TIPS Fund’s assets while the Board considers alternatives for the AI TIPS Fund. The agreement is effective as of the time of termination of the prior Investment Advisory Agreement with MFA, on substantially the same terms and conditions as the Investment Sub-Advisory Agreement between Manifold and BNPP AM except that BNPP AM’s services are no longer subject to the direction and supervision of MFA and the Board, but are subject solely to that of the Board. In addition, the agreement is between the Trust and BNPP AM, and the Trust, rather than MFA, is responsible for payment of BNPP AM’s fees. The Investment Advisory Agreement will continue for no more than 150 days after October 2, 2018, and may be terminated without the payment of any penalty by: (A) the Trust, by vote of a majority of the Board, on not less than 30 days’ written notice to the Adviser, or (B) BNPP AM, on not less than 30 days’ written notice to the Trust.

After extensive research, analysis and deliberation, including consultation with BNPP AM and other stakeholders, on October 25, 2018, the Board determined that all reasonable alternatives had been exhausted and, in accordance with the best interests of shareholders, approved the prompt and orderly liquidation of the Fund, the winding up of the business of the Trust, the payment of all liabilities of the Fund and the ultimate distribution of the Fund’s proceeds or assets to shareholders. It is estimated that the expenses of the liquidation and winding up of business will be $385,000 and will be recorded as a one-time expense. These expenses are reflected in the Fees and Expenses of the Fund table below. The Board directed the officers of the Trust, its primary service providers and counsel to take all necessary and appropriate action toward that end, including, to the extent permitted, the immediate cessation of the sale of shares. Shares remain redeemable in accordance with their terms.

BNPP AM continues to manage the Fund’s portfolio of investments, subject to the direction and supervision of the Board. The Trust has engaged independent consultants to oversee the day-to-day operations and administration of the Trust. One such consultant previously provided consulting services to MFA in respect of the Trust. Other than MFA, the Trust’s primary service providers remain as named in the attached Prospectus and SAI.

The following Tables of Fees and Expenses of the Fund and Example replace those on pages 22-23 of the Prospectus.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 47 of the Fund’s Prospectus.

	Institutional Class Shares	Class A Shares	Class C Shares	Premier Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%	0.20%	0.20%
Distribution and Service (12b-1) Fees	None	0.45%	1.00%	None
Shareholder Servicing Fees	None	None	None	0.15%
Other Expenses	1.50%	1.50%	1.50%	1.50%
Total Annual Fund Operating Expenses	1.70%	2.15%	2.70%	1.85%

(1)	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$173	$536	$923	$2,009
Class A Shares	$634	$1,069	$1,530	$2,802
Class C Shares	$273	$838	$1,430	$3,032
Premier Class Shares	$188	$582	$1,001	$2,169

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$273	$838	$1,430	$3,032

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE